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                                                                   EXHIBIT 10.14


                FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

         This Agreement, entered into on this 1st of June, 2000 and made effective as of May 1, 2000, by and between AZURIX CORP., a Delaware corporation ("Employer") having its headquarters at 333 Clay Street, Houston, Texas 77002, and JOHN L. GARRISON ("Employee"), an individual residing at 3039 Ella Lee Lane, Houston, Texas 77019, is an amendment to that certain Executive Employment Agreement between the Employer and Employee entered into the 26th day of April, 1999, and made effective as of April 26, 1999 (the "Employment Agreement").

         WHEREAS, the parties desire to amend the Employment Agreement as provided herein;

         NOW, THEREFORE, in consideration thereof and of the mutual covenants contained herein, the parties agree as follows:

                  1. Article 1, Section 1.2 is hereby deleted in its entirety and the following is inserted in its entirety:

                           "1.2 Employee initially shall be employed in the
                   position set forth on Exhibit A. Employer may subsequently assign Employee to a different position or modify Employee's duties and responsibilities, provided that no such assignment or modification shall result in a substantial reduction of Employee's duties and responsibilities. Moreover, Employer may assign this Agreement and Employee's employment to Enron or any affiliates of Enron. Employee shall not be required to relocate from Houston, Texas. Employee agrees to serve in the assigned position and to perform diligently and to the best of Employee's abilities the duties and services appertaining to such position as determined by Employer, as well as such additional or different duties and services appropriate to such position which Employee from time to time may be reasonably directed to perform by Employer. Employee shall at all times comply with and be subject to such policies and procedures as Employer may establish from time to time."

                  2. Exhibit "A" to the Employment Agreement is hereby deleted in its entirety and the attached Exhibit "A" is inserted in its entirety.

         This Amendment is a First Amendment to the Employment Agreement, and the parties agree that all other terms, conditions and stipulations contained in the Employment Agreement, and any amendments thereto, shall remain in full force and effect and without any change or modification, except as provided herein.




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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                       AZURIX CORP.

                                       By: /s/ PHILIP J. BAZELIDES
                                           -------------------------------------
                                       Name:  Philip J. Bazelides
                                       Title: Managing Director, Human Resources
                                                and Administration
                                       This 1st day of June, 2000

                                       JOHN L. GARRISON

                                       /s/ JOHN L. GARRISON
                                       -----------------------------------------
                                       This 1st day of June, 2000






July 6, 2000




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                                 EXHIBIT "A" TO
                         EXECUTIVE EMPLOYMENT AGREEMENT
                    BETWEEN AZURIX CORP. AND JOHN L. GARRISON


Term: Five (5) years from the Effective Date of this Agreement.

Position:                  President and Chief Operating Officer

Location:                  Houston, Texas

Reporting Relationship:    Reports to Chairman and Chief Executive Officer

Monthly Base Salary:       Effective May 1, 2000, Employee's Monthly Base Salary
                           shall be Thirty-Seven Thousand Five Hundred Dollars
                           ($37,500.00).

Bonus: Employee shall be eligible to participate in the Azurix Corp. 2000 Annual Incentive Compensation Plan ("Plan") or any replacement plan of Employer. All bonuses shall be paid in accordance with the terms and provisions of the Plan, a portion of which may be paid in cash and a portion of which may be paid in stock options and/or restricted stock. Employee's annual bonus target is 100% of Employee's annual base salary, subject to both Employer's performance and Employee's performance.

Long Term Incentive Plan:  Employee shall be eligible to participate in the
                           Azurix Corp Stock Plan.

                                   AZURIX CORP.

                                   By: /s/ PHILIP J. BAZELIDES
                                       -----------------------------------------
                                   Name:  Philip J. Bazelides
                                   Title: Managing Director, Human Resources
                                              and Administration
                                   This 1st day of June, 2000

                                   JOHN L. GARRISON

                                   /s/ JOHN L. GARRISON
                                   ---------------------------------------------
                                   This 1st day of June, 2000



July 6, 2000



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